Draft of April 8, 1998




                             1,000,000 SHARES

                       ARAMEX INTERNATIONAL LIMITED

                               COMMON STOCK

                           --------------------
                          UNDERWRITING AGREEMENT
                           --------------------



SCOTT & STRINGFELLOW, INC.
  As Representative of the Several Underwriters
  Named in Schedule I hereto
c/o Scott & Stringfellow, Inc.
909 East Main Street
Richmond, Virginia 23219

                                                       _________ __, 1998

Ladies and Gentlemen:

         Aramex International Limited, a Bermuda company (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom Scott & Stringfellow, Inc. is acting as representative (the "Representative"), an aggregate of 500,000 shares of common stock, U.S.$0.01 par value per share, of the Company (the "Common Stock") and, at the election of the Underwriters, up to an aggregate of 150,000 additional shares and the selling shareholders named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters an aggregate of 500,000 shares of Common Stock and, at the election of the Underwriters, up to an aggregate of _____ additional shares. The aggregate of 1,000,000 shares to be sold by the Company and the Selling Shareholders are herein called the "Firm Securities," and the aggregate of 150,000 additional shares to be sold by the Company and the Selling Shareholders are herein called the "Optional Securities." The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Securities."

         Prior to the date hereof, the Company consummated the Reorganization (as defined in the Prospectus hereinafter defined) pursuant to which the Company became the parent company of

Aramex International, Limited, a Hong Kong company (the "Predecessor"). Unless the context otherwise requires, references herein to the "Company" shall include the Predecessor.

1.       Representations and Warranties.

         (a) The Company represents and warrants to, and agrees with, the Underwriters that:

                  (i) A registration statement in respect of the Securities on Form F-1 (File No. 333-____) under the Securities Act of 1933, as amended (the "Act"), and as a part thereof a preliminary prospectus, in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you, and, excluding exhibits thereto, for each of the other Underwriters; such registration statement, as amended, has been declared effective by the Commission; no other document with respect to such registration statement has heretofore been filed with the Commission other than in accordance with Section 5(a) of this Agreement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act being hereinafter called a "Preliminary Prospectus", the various parts of such registration statement, including all exhibits thereto, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, and including any related registration statement filed with the Commission pursuant to Rule 462(b) under the Act, each as amended at the time such part became effective, being herein called collectively the "Registration Statement," and the final prospectus, in the form first filed pursuant to Rule 424(b), being hereinafter called the "Prospectus");

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission or any state regulatory authority, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein;

                  (iii) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein;

                  (iv) Neither the Company nor any of its direct or indirect subsidiaries, including, without limitation, all entities included in the consolidated financial statements included in the Prospectus, a complete and correct list of which is attached hereto as Schedule III (the "Subsidiaries"), has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (v) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; each contract or other instrument (however characterized or described) to which the Company or a Subsidiary is a party or by which its property or business is or may be bound or affected and to which reference is made in the Registration Statement or the Prospectus, including, without limitation, the sponsorship agreements, joint venture agreements and agency agreements referred to therein and any employment, consulting, confidentiality and non-competition agreements between the Company and its officers referred to therein, has been duly and validly executed, is a valid and binding agreement of the Company or a Subsidiary in full force and effect in all material respects and is enforceable against the Company or such Subsidiary, and to the knowledge of the Company, the other parties thereto, in accordance with its terms, and neither the Company or a Subsidiary nor, to the best of the Company's knowledge, any other party is in default thereunder, and, to the best of the Company's knowledge, no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, which default in the case of any party other than the Company or a Subsidiary would have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole; none of the material provisions of such contracts or instrument violates any existing applicable law, rule, regulation, judgment, order or degree of any governmental agency or court having jurisdiction over the Company or a Subsidiary or any of their assets or business;

                  (vi) The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material items of personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiaries;

                  (vii) The Company and each of its Subsidiaries have been duly organized and are validly existing organizations in good standing under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Prospectus, and each has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not result in a material adverse effect on the

         Company or the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries taken as a whole;

                  (viii) The Reorganization pursuant to which the Company became the parent company of the Predecessor has been consummated as described in the Prospectus, and all consents, approvals, authorizations, orders, registrations and qualifications of any court or governmental agency or body necessary for the consummation of the organization of the Company, and the transfer of the Predecessor's shares to the Company have been obtained or effected and are in full force and effect;

                  (ix) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Prospectus; there are no preemptive or other similar rights to subscribe for or to purchase any securities of the Company or any securities convertible into or exchangeable for securities of the Company; except as described in the Prospectus, there are no warrants, options or other similar rights to purchase any securities of the Company or any securities convertible into or exchangeable for securities of the Company; none of the holders of the securities will be subject to personal liability solely by reason of being such a holder; neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, other than rights which have been waived or satisfied;

                  (x) Exhibit A accurately describes the Company's shares of capital stock of, or other ownership interest in, each of the Subsidiaries, and all of the issued and outstanding shares of capital stock or other ownership interests of the Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and to the extent described on Exhibit A, are owned by the Company free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances; and except as described on Exhibit A, there are no warrants, options or other similar rights to purchase any securities of any Subsidiary or any securities convertible into or exchangeable for securities of any Subsidiary;

                  (xi) The Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Securities contained in the Prospectus as amended or supplemented;

                  (xii) The issue and sale of the Securities by the Company and the performance of this Agreement and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of the property or assets of the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of (A) the provisions of the Memorandum of Association or Bye-laws of the Company (each as amended to date the "Charter" and "Bye-laws", respectively) or the constituent documents of any of the Subsidiaries or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or activities; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter and the clearance of such offering with the National Association of Securities Dealers, Inc. ("NASD");

                  (xiii) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject other than as set forth or contemplated in the Prospectus, which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company or of the Company and the Subsidiaries taken as a whole and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

                  (xiv) Arthur Andersen, LLP, Khlief & Co., Mehta & Tengra [KPMG Peat Marwick LLP], Edward Isaacs & Company LLP, and Dr. Mohamed Al-Amri & Co., who have certified certain financial statements of the Company and the Subsidiaries, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (xv) All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company or any of the Subsidiaries comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation;

                  (xvi) The consolidated financial statements of the Company and the Subsidiaries, together with related notes, as set forth in the Registration Statement comply with the requirements applicable to a registration statement on Form F-1 and present fairly the consolidated financial position and the results of operations of the Company and the Subsidiaries at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with international accounting standards (which for purposes of such financial statements are substantially consistent with United States generally accepted accounting principles), consistently applied throughout the periods presented except as noted in the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein;

                  (xvii) The Company and each of the Subsidiaries have filed with the appropriate governmental authorities all federal, state and foreign tax returns which have been required to be filed (or has received an extension with respect thereto), and has paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith and neither the Company nor any Subsidiary has executed or filed with any taxing authority, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against the Company or any Subsidiary;

                  (xviii) Neither the Company nor any of the Subsidiaries is in violation of any international, federal or state law, regulation, or treaty relating to the storage, handling,

         transportation, treatment or disposal of hazardous substances (as defined in 42 U.S.C. Section 9601) or hazardous materials (as defined by any international, federal or state law or regulation) or other waste products, which violation is reasonably likely to result in a material adverse effect on the general affairs, management, financial position, shareholders' equity, results of operations, business operations or properties of the Company and the Subsidiaries taken as a whole, and the Company and each of the

         Subsidiaries have received all material permits, licenses or other approvals as may be required of them under applicable international, federal and state environmental laws and regulations to conduct their business as described in the Prospectus; and the Company and each of the Subsidiaries are in compliance in all material respects with the terms and conditions of any such permit, license or approval; neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq. or any state superfund law; and the disposal by the Company or any Subsidiary of any of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products has been lawful;

                  (xix) To the knowledge of the Company, no officer or director of the Company or a Subsidiary has any affiliation or association with the NASD;

                  (xx) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act, or by the rules and regulations thereunder to be described in the Registration Statement and the Prospectus that is not so described;

                  (xxi) Neither the Company nor any of the Subsidiaries has taken and none of such entities will take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                  (xxii) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate licenses, copyrights, trademarks, service marks and trade names (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could have a material adverse effect on general affairs, management, financial condition, shareholders' equity or results of operations the Company and the Subsidiaries taken as a whole;

                  (xxiii) The Company and the Subsidiaries maintain insurance of the types and in the amounts that are reasonable or required for the business operated by them, all of which insurance is in full force and effect;

                  (xxiv) The Company and each of the Subsidiaries holds and are operating in compliance, in all material respects, with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of their respective businesses as presently being conducted ("licenses") and all licenses are valid and in full force and effect, and the Company, and each of the Subsidiaries are in compliance, in all material respects, with all laws, regulations, orders and decrees applicable to them;

                  (xxv) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms;

                  (xxvi) The Securities are approved for listing on the Nasdaq National Market;

                  (xxvii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with international accounting standards (which for purposes of such financial statements are substantially consistent with United States generally accepted accounting principles) and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (xxviii) Neither the Company nor any of the Subsidiaries are involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened;

                  (xxix) Neither the Company nor any Subsidiary has, directly or indirectly at any time (i) made any contributions to any candidate for political office in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law; the Company's internal accounting controls and procedures are sufficient to cause the Company and each Subsidiary to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended;

                  (xxx) Each of the Company and the Subsidiaries has valid and sufficient grants, franchises, miscellaneous permits and easements free from unduly burdensome restrictions, adequate for the conduct of its business in the territories in which it is now conducting such business and the ownership of the properties now owned by it; and

                  (xxxi) The Company is a foreign private issuer as defined in Rule 405 of the Act and is eligible to register the Securities on a registration statement on Form F-1.

         (b) Each of the Selling Shareholders severally represents and warrants to, and agrees with, the Underwriters and the Company, solely with respect to such Selling Shareholder, that:

                  (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to and for the sale and delivery of the Securities to be sold by such Selling Shareholder hereunder, have been obtained, except such as may be required under the Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and such Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder;

                  (ii) A Power of Attorney and Custody Agreement have been duly executed and delivered by such Selling Shareholder and constitute the valid and binding obligation of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms;


                  (iii) The sale of the Securities to be sold by such Selling Shareholder hereunder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation by such Selling Shareholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement, guarantee or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholders;

                  (iv) Certificates in negotiable form representing all of the Securities to be sold by such Selling Shareholder hereunder have been placed in custody under the Custody Agreement duly executed and delivered by such Selling Shareholder to the custodian under such agreement (the "Custodian"); such Selling Shareholder has good and valid title to the Securities it has placed in custody, free and clear of all liens, encumbrances, equities or claims, and immediately prior to the Delivery Date (as hereinafter defined) such Selling Shareholder will have good and valid title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to all of such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters;

                  (v) No offering, sale or other disposition of any Securities (or any securities convertible into or exercisable for such Securities) will be made within 180 days after the date of the Prospectus, directly or indirectly, by such Selling Shareholder, otherwise than hereunder or with your written consent;

                  (vi) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                  (vii) Such Selling Shareholder is familiar with the Registration Statement and the Prospectus and verifies that the information set forth therein respecting him or it is true and complete;


                  (viii) Such Selling Shareholder has appointed ____________, _______ and _______, and any of them acting alone as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder as provided in Section 2 hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

                  (ix) Such Selling Stockholder specifically agrees that the Securities represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorney-in-Fact by the Power of Attorney, are to that extent irrevocable; such Selling Stockholder agrees that its obligations hereunder shall not be terminated by operation of law, whether by death or incapacity, or by the occurrence of any other event; if such Selling Stockholder should die or become incapacitated, or if any other such event should occur, before the delivery of any of the Securities hereunder, certificates representing the Securities to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact or any of them shall have received notice of such death, incapacity or other event;

                  (x) The Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through you expressly for use therein;

                  (xi) Such Selling Shareholder hereby repeats and confirms as if set forth in full herein each of the representations, warranties and agreements made by such Selling Shareholder in the Custody Agreement and Power of Attorney and agrees that such representations, warranties and agreements are made hereby for the benefit of, and may be relied upon by, (i) you, the Underwriters and Hunton & Williams, counsel to the Underwriters, and (ii) the Company and Orrick, Herrington & Sutcliffe LLP, counsel to the Company and the Selling Shareholders; and

                  (xii) Such Selling Shareholder does not believe that any of the representations and warranties of the Company contained in
         Section 1(a) hereof are not true and correct in all material respects.

2.       Purchase and Sale.

         Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Shareholders, severally and not jointly, agree to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of Selling Shareholders, at a purchase price per share of $ , the number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company and each of the Selling Shareholders selling Optional Securities agree, as set forth in Schedule II hereto, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders selling Optional Securities, at the purchase price set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule II hereto, and the denominator of which is the maximum number of the Optional Securities that all of the Underwriters are entitled to purchase.

         The Company and the Selling Shareholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 150,000 Optional Securities, as more particularly set forth in Schedule II hereto, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities shall be made in proportion to the maximum number of Optional Securities to be sold by the Company and the Selling Shareholders as set forth in Schedule II hereto. Any such election to purchase Optional Securities may be exercised no more than once by oral notice from you to the Company and the Selling Shareholders selling Optional Securities, which must be confirmed by a letter, facsimile, telex or telegraph given within a period of 30 days after the date of this Agreement, setting forth the aggregate amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Delivery Date (as defined in Section 4 hereof) or, unless you otherwise agree in writing, earlier than two or later than 10 business days after the date of such notice.

3.       Offering by the Underwriter.

         Upon the authorization by you of the release of the Firm
Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

4.       Delivery and Payment.

         Certificates in definitive form for the Securities to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Scott & Stringfellow, Inc. may request upon at least two business days' prior notice to the Company or any Selling Shareholder, as applicable, shall be delivered by or on behalf of the Company or any Selling Shareholder, as applicable, to Scott & Stringfellow, Inc., for the account of each Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor. Payment of the purchase price for the Securities shall be made by certified or official bank check in next day funds or, at the option of Scott & Stringfellow, Inc., by wire transfer of immediately available funds all at the offices of Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., Richmond, Virginia time, on _______________, 1998 or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Securities, 10:00 a.m., Richmond, Virginia time, on the date specified by you in the written notice given by you (consistent with Section 2 hereof) of the Underwriters' election to purchase such Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Delivery Date," such time and date for delivery of the Optional Securities, if not the First Delivery Date, is herein called the "Second Delivery Date," and each such time and date for delivery is herein called a "Delivery Date." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Delivery Date at the offices of Scott & Stringfellow, Inc. at the address set forth above or such other location designated by the Underwriters to the Company and any Selling Shareholder.

5.       Agreements of the Company.

         The Company agrees with the Underwriters:

         (a) To prepare the Prospectus in a form reasonably approved by you and to file such Prospectus (or a term sheet as permitted by Rule 434(c)) pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no amendment or supplement to the Registration Statement or Prospectus prior to any Delivery Date which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such actions as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) To furnish the Underwriter with copies of the Registration Statement and the Prospectus in such quantities as you may from time to time reasonably request during such period following the date hereof that a prospectus is required to be delivered in connection with offers or sales of Securities, and, if the delivery of a prospectus is required during this period and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the

Prospectus to comply with the Act, to notify you and upon your request to file such document and to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

         (d) As soon as practicable after the effective date of the Registration Statement (and in no event later than 45 days after the end of the fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs), to make generally available to its shareholders and to deliver to you, an earnings statement of the Company, conforming with the requirements of Section 11(a) of the Act and Rule 158 under the Act, covering a period of at least 12 months beginning after the effective date of the Registration Statement;

         (e) For a period of 180 days from the date of the Prospectus, not to directly or indirectly offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose of any securities of the Company (other than the Securities or pursuant to employee stock option plans or pursuant to options, warrants or rights outstanding on the date of this Agreement), without your prior written consent;

         (f) To comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder as if the Company were an issuer subject to the requirements of Rule 13a-1 and Form 10-K, Rule 13a-11(a) and Form 8-K, and Rule 13a-13 and Form 10-Q under the Exchange Act;

         (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request;

         (h) To apply the net proceeds from the sale of the Securities for the purposes set forth in the Prospectus; and

         (i) To continue to retain Arthur Andersen LLP (or such other nationally recognized "Big Six" accounting firm acceptable to the Underwriters) as the Company's independent public accountants for the preparation of the consolidated financial statements of the Company.

6.       Payment of Expenses.


         The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of reproducing this Agreement, the Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing stock certificates; (vi) the costs or expenses of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in Section 8 and Section 10 hereof, the Underwriters will pay all their own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

7.       Conditions to Obligations of Underwriters.

         The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Delivery Date, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and each of the Selling Shareholders herein are, at and as of such Delivery Date, true and correct, the condition that the Company and each of the Selling Shareholders shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Hunton & Williams, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Delivery Date, in connection with matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Orrick, Herrington & Sutcliffe, LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Delivery Date, in form reasonably satisfactory to you, to the effect set forth in Exhibit B attached hereto (such opinion may rely on opinions of local counsel satisfactory to the Underwriters, provided, that copies of such opinions are provided to the Underwriters, and further provided, that Orrick, Herrington & Sutcliffe, LLP states in its opinion that it has no reason to believe that it is not justified in relying upon such opinions);

         (d) Orrick, Herrington & Sutcliffe, LLP, counsel for the Selling Shareholders, shall have furnished to you its written opinion, dated such Delivery Date, in the form and substance satisfactory to you, to the effect set forth in Exhibit C attached hereto (such opinion may rely on opinions of local counsel satisfactory to the Underwriters, provided, that copies of such opinions are provided to the Underwriters, and further provided, that Orrick, Herrington & Sutcliffe, LLP states in its opinion that it has no reason to believe that it is not justified in relying upon such opinions);

         (e) At 10:00 a.m., Richmond, Virginia, time, on the date of this Agreement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Delivery Date, each of Arthur Andersen, LLP and Khlief & Co. shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company and its Subsidiaries contained in the Registration Statement and the Prospectus;

         (f) (i) Neither the Company nor any of the Subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood, war or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the outstanding capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any of the Subsidiaries otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
(i) or (ii) is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated by the Prospectus;

         (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading of any of the securities of the Company on the National Association of Securities Dealers, Inc. Automated Quotation System; (ii) any United States federal or state statute, regulation, rule or order of any court, legislative body, agency or other governmental authority shall have been enacted, published, decreed or promulgated or any proceeding or investigation shall have been commenced which, in your reasonable judgment, materially and adversely affects the business or operations of the Company; (iii) a suspension or material limitation in trading in securities generally on any national securities exchange, the Nasdaq National Market or by the NASD, the Commission, the National Association of Securities Dealers, Inc. Automated Quotation System or by any other federal or state agency; (iv) a general moratorium on commercial banking activities in New York or Virginia declared by either federal or New York or Virginia authorities; (v) the outbreak or escalation of hostilities involving the United States, the United Nations or any nation in the Middle East (as defined in the Prospectus) or the declaration by the United States, the United Nations or any nation in the Middle East (as defined in the Prospectus) of a national emergency or war, if any such event specified in this clause (v) would have such a materially adverse effect, in your reasonable judgment, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Delivery Date on the terms and in the manner contemplated in the Prospectus; or (vii) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your reasonable judgment, makes it inadvisable to proceed with the payment for and delivery of the Securities;

         (h) The Company shall have furnished to you copies of agreements between the Company and the directors and executive officers, the Selling Shareholders and certain stockholders of the Company, in form and content reasonably satisfactory to you, pursuant to which such persons agree not to directly or indirectly offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose of, any shares of Common Stock or any other capital stock of the Company beneficially owned by them or any securities convertible into, or exchangeable for, Common Stock or any other capital stock of the Company, on or before the 180th day after the date of this Agreement without your prior written consent;

         (i) The Company and each of the Selling Shareholders shall have furnished or caused to be furnished to you at such Delivery Date certificates of officers of the Company and each of the Selling Shareholders reasonably satisfactory to you as to the accuracy of the respective representations and warranties of the Company and each of the Selling Shareholders herein at and as of such Delivery Date, as to the performance by the Company and each of the Selling Shareholders of all of its respective obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

8.       Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through you expressly for use therein; provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (b) Subject to subsection (f) of this Section, each of the Selling Shareholders severally and not jointly will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim; provided, however, that none of the Selling Shareholders shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through you expressly for use therein; provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (c) Each Underwriter will indemnify and hold harmless the Company and any Selling Shareholder against any losses, claims, damages or liabilities to which the Company or any Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and any Selling Shareholder for any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating, preparing to defend or defending, or appearing as a third-party witness in connection with, any such action or claim. The Company and each of the Selling Shareholders acknowledge that the statements set forth in the last paragraph of the cover page, the [last two paragraphs] on the inside front cover page and the [third, fifth and sixth] paragraphs under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the preliminary prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

         (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that representation of such indemnified party and the indemnifying party may be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys together with appropriate local counsel at any time for all indemnified parties unless such firm of attorneys shall have reasonably concluded that one or more indemnified parties has actual differing interests with other indemnified parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its written consent and will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or
(iii). Notwithstanding the immediately preceding sentence and the first sentence of this paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and
(ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
(d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting the total underwriting discount, but before deducting expenses) received by the Company and each of the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this subsection (e) are several in proportion to their respective underwriting obligations and not joint.

         (f) The liability of each of the Selling Shareholders under this
Section 8 shall be limited to an amount equal to the initial public offering price less the underwriting discount of the Securities sold by such Selling Shareholder to the Underwriters.

         (g) The obligations of the Company and each of the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and such Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9.       Default of Underwriters.

         (a) If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder at a Delivery Date, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company and the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Securities, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Securities, you or the Company and the Selling Shareholders shall have the right to postpone such Delivery Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion, exercised in consultation with Hunton & Williams, may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Delivery Date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder at such Delivery Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities that such Underwriter agreed to purchase hereunder at such Delivery Date) of the share of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Securities that remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at such Delivery Date, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriters or the Company and the Selling Shareholders, except for the expenses to be borne by the Company and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.      Representations and Indemnities to Survive.

         The respective indemnities, agreements, representations, warranties and other statements of the Company, each of the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company or each of the Selling Shareholders, and shall survive delivery of and payment for the Securities.

11.      Termination and Payment of Expenses.

         If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor any of the Selling Shareholders shall then be under any liability to any Underwriter except as provided in
Section 6 and Section 8 hereof; but if for any other reason any Securities are not delivered by or on behalf of the Company or any of the Selling Shareholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but neither the Company nor any of the Selling Shareholders shall then be under further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

12.      Notices.

         In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

         All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriter shall be sufficient in all respects if delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia 23219, Attention: Corporate Finance Department; if to the Company shall be sufficient in all respects if delivered or sent by reliable courier, first-class mail, telex, or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: William Kingson, with a copy (which shall not constitute notice) to Orrick, Herrington & Sutcliffe, LLP; provided, however, that any notice to any Underwriter pursuant to Section 9 hereof shall be delivered or sent by reliable courier, first-class mail, telex or facsimile transmission to such Underwriter at its address set forth in the Underwriters' Questionnaire, which address will be supplied to the Company or the Selling Shareholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.      Successors.

         This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each of the Selling Shareholders and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.      Time of the Essence.

         Time shall be of the essence in this Agreement.

15.      Business Day.

         As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

16.      Applicable Law.

         This Agreement shall be construed in accordance with the laws of the State of New York.

17.      Captions.

         The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

18.      Counterparts.

         This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriters, the Company and the Selling
Shareholders. It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which will be submitted to the Company and each of the Selling Shareholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                               Very truly yours,

                               ARAMEX INTERNATIONAL LIMITED



                               By:  ________________________________________
                                    Name:
                                    Title:

                               SELLING SHAREHOLDERS


                               By:  _________________________________________
                                         As Attorney-in-fact acting on behalf
                                         of each of the Selling Shareholders
                                         named in Schedule II to this
                                         Agreement

Accepted as of the date hereof
at Richmond, Virginia

SCOTT & STRINGFELLOW, INC.
Representative of the Underwriters

By:  SCOTT & STRINGFELLOW, INC.



By:  _____________________________
        Name:
        Title: